EXHIBIT 99.2

                                LEHMAN BROTHERS

                               DERIVED INFORMATION


                     $165,000,000 CERTIFICATES (APPROXIMATE)



                          THE MONEY STORE TRUST 1998-A

               HOME IMPROVEMENT LOAN BACKED SECURITIES (POOL III)


                              The Money Store, Inc.
                         as Representative and Servicer


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SECURITIES OFFERED:

TO MATURITY:

------------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.     Estimated   Prin. Pmt.    Expected      Stated       Expected
                   Approx.        % of                    Expected    WAL/MDUR     Window        Final        Final        Ratings
 Certificates     Size ($)        Total      Benchmark    Price       (yrs)       (months)     Maturity     Maturity       S&P/Fitch
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)     $55,523,000    33.650%      Curve      99.99286     0.85/0.80       1-21     12/15/99      7/15/07      AAA/AAA
Class A-2 (1)     $12,685,000     7.688%    2 Yr Tsy     99.99626     2.00/1.82      21-28      7/15/00      6/15/09      AAA/AAA
Class A-3 (1)     $29,307,000    17.762%    3 Yr Tsy     99.97861     3.00/2.64      28-51      6/15/02      8/15/12      AAA/AAA
Class A-4 (1)     $10,406,000     6.307%    5 Yr Tsy     99.96452     5.08/4.18      51-74      5/15/04     10/15/15      AAA/AAA
Class A-5 (1)     $18,510,000    11.218%      Curve      99.95991     9.86/6.67     74-232      7/15/17      5/15/30      AAA/AAA
Class M-1 (1)     $12,375,000     7.500%      Curve      99.98764     7.47/5.36     42-219      6/15/16      5/15/30       AA/AA+
Class M-2 (1)     $12,581,000     7.625%      Curve      99.95560     7.45/5.31     42-209      8/15/15      5/15/30        A/A
Class B (1)       $13,613,000     8.250%      Curve      99.96682     7.37/5.17     42-194      5/15/14      5/15/30      BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------


TO 10% CALL (2):

------------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.     Estimated    Prin. Pmt.   Expected      Stated       Expected
                 Approx.         % of                     Expected    WAL/MDUR      Window      Final         Final        Ratings
Certificates     Size ($)        Total      Benchmark     Price       (yrs)        (months)     Maturity     Maturity      S&P/Fitch
------------------------------------------------------------------------------------------------------------------------------------
Class A-5 (1)    $18,510,000    11.218%     Curve         99.92476     7.66/5.69      74-97     4/15/06      5/15/30      AAA/AAA
Class M-1 (1)    $12,375,000     7.500%     Curve         99.96119     6.29/4.83      42-97     4/15/06      5/15/30      AA/AA+
Class M-2 (1)    $12,581,000     7.625%     Curve         99.93216     6.29/4.79      42-97     4/15/06      5/15/30        A/A
Class B (1)      $13,613,000     8.250%     Curve         99.94229     6.29/4.71      42-97     4/15/06      5/15/30      BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------


(1)  PREPAYMENTS ARE 1.7% CPR IN MONTH ONE INCREASING BY 1.7% CPR EACH MONTH TO
     17% CPR BY MONTH 10, REMAINING AT 17% CPR SUBSEQUENT TO MONTH 10 ("17%
     HEP").

(2)  ASSUMES THAT POOL I FIXED RATE LOANS ARE RUN AT 24% HEP AND POOL II ARMS
     ARE RUN AT 26% CPR.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SENSITIVITY ANALYSIS                                            LEHMAN BROTHERS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS
TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
% HEP                               10.0%          12.0%          14.0%         17.0%          20.0%           25.0%     30.0%

CLASS A-1
Avg. Life (yrs.)                     1.21           1.07           0.97          0.85           0.76            0.66      0.59
Mod Duration (yrs)                   1.11           0.99            0.9           0.8           0.72            0.63      0.56
Window (begin-end) (mths)            1-32           1-28           1-25          1-21           1-19            1-16      1-14
Expected Final Maturity          11/15/00        7/15/00        4/15/00      12/15/99       10/15/99         7/15/99   5/15/99
Yield @ 99.99286%                   6.269          6.243          6.218         6.183           6.15             6.1     6.054

CLASS A-2
Avg. Life (yrs.)                     3.05           2.65           2.35             2           1.74            1.44      1.22
Mod Duration (yrs)                   2.69           2.37           2.12          1.82            1.6            1.33      1.14
Window (begin-end) (mths)           32-42          28-37          25-32         21-28          19-24           16-20     14-17
Expected Final Maturity           9/15/01        4/15/01       11/15/00       7/15/00        3/15/00        11/15/99   8/15/99
Yield @ 99.99626%                   6.253          6.241          6.229         6.211          6.193           6.163     6.133

CLASS A-3
Avg. Life (yrs.)                     4.57           3.99           3.53             3            2.6             2.1      1.77
Mod Duration (yrs)                   3.84           3.41           3.06          2.64           2.32             1.9      1.62
Window (begin-end) (mths)           42-76          37-67          32-59         28-51          24-44           20-32     17-27
Expected Final Maturity           7/15/04       10/15/03        2/15/03       6/15/02       11/15/01        11/15/00   6/15/00
Yield @ 99.97861%                   6.335          6.328           6.32         6.309          6.297           6.276     6.256

CLASS A-4
Avg. Life (yrs.)                     7.59            6.7           5.96          5.08            4.4            3.05      2.39
Mod Duration (yrs)                   5.79           5.25           4.78          4.18            3.7            2.67      2.14
Window (begin-end) (mths)          76-108          67-96          59-86         51-74          44-64           32-52     27-31
Expected Final Maturity           3/15/07        3/15/06        5/15/05       5/15/04        7/15/03         7/15/02  10/15/00
Yield @ 99.96452%                   6.561          6.558          6.553         6.547           6.54           6.518     6.497

CLASS A-5
Avg. Life (yrs.)                    13.56          12.34          11.25          9.86            8.7            7.17       5.1
Mod Duration (yrs)                   8.23           7.75            7.3          6.67           6.11            5.29      3.95
Window (begin-end) (mths)         108-280         96-269         86-254        74-232         64-215          52-183    31-158
Expected Final Maturity           7/15/21        8/15/20        5/15/19       7/15/17        2/15/16         6/15/13   5/15/11
Yield @ 99.95991%                   7.239          7.237          7.235         7.232          7.229           7.223     7.207

CLASS M-1
Avg. Life (yrs.)                    10.55            9.5            8.6          7.47           6.55            5.62      5.52
Mod Duration (yrs)                   6.87           6.39           5.94          5.36           4.85            4.34      4.34
Window (begin-end) (mths)          63-267         55-252         49-235        42-219         37-199          43-168    50-144
Expected Final Maturity           6/15/20        3/15/19       10/15/17       6/15/16       10/15/14         3/15/12   3/15/10
Yield @ 99.98764%                    7.27          7.267          7.264         7.259          7.254           7.247     7.247
------------------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

SENSITIVITY ANALYSIS (CONTINUED)                                 LEHMAN BROTHERS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY:

------------------------------------------------------------------------------------------------------------------------------------
% HEP                           10.0%          12.0%         14.0%          17.0%          20.0%         25.0%           30.0%

CLASS M-2
Avg. Life (yrs.)                10.52          9.48          8.58           7.45           6.53          5.49            4.96
Mod Duration (yrs)              6.8            6.32          5.89           5.31           4.81          4.22            3.93
Window (begin-end) (mths)       63-258         55-240        49-228         42-209         37-189        40-159          43-136
Expected Final Maturity         9/15/19        3/15/18       3/15/17        8/15/15        12/15/13      6/15/11         7/15/09
Yield @ 99.95560%               7.469          7.466         7.463          7.459          7.454         7.447           7.443

CLASS B
Avg. Life (yrs.)                10.46          9.41          8.5            7.37           6.46          5.37            4.71
Mod Duration (yrs)              6.59           6.14          5.72           5.17           4.69          4.08            3.7
Window (begin-end) (mths)       63-240         55-228        49-216         42-194         37-173        38-146          38-124
Expected Final Maturity         3/15/18        3/15/17       3/15/16        5/15/14        8/15/12       5/15/10         7/15/08
Yield @ 99.96682%               8.021          8.017         8.014          8.009          8.004         7.995           7.988
--------------------------------------------------------------------------------------------------------------------------------

TO 10% CLEANUP CALL

--------------------------------------------------------------------------------------------------------------------------------
% HEP                           10.0%         12.0%          14.0%         17.0%          20.0%          25.0%              30.0%

CLASS A-5
Avg. Life (yrs.)                8.71          8.44           8.1           7.66           7.12           6.33               4.66
Mod Duration (yrs)              6.26          6.12           5.94          5.69           5.37           4.88               3.72
Window (begin-end) (mths)       105-105       96-102         86-99         74-97          64-94          52-92             31-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.92476%               7.235         7.235          7.233         7.232          7.23           7.226             7.213

CLASS M-1
Avg. Life (yrs.)                7.92          7.4            6.9           6.29           5.71           5.18                5.3
Mod Duration (yrs)              5.81          5.5            5.21          4.83           4.46           4.12               4.23
Window (begin-end) (mths)       63-105        55-102         49-99         42-97          37-94          43-92             50-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.96119%               7.267         7.265          7.263         7.259          7.255          7.25              7.252

CLASS M-2
Avg. Life (yrs.)                7.92          7.4            6.9           6.29           5.71           5.07               4.76
Mod Duration (yrs)              5.76          5.46           5.17          4.79           4.43           4.02               3.83
Window (begin-end) (mths)       63-105        55-102         49-99         42-97          37-94          40-92             43-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.93216%               7.467         7.465          7.462         7.459          7.455          7.45              7.447

CLASS B
Avg. Life (yrs.)                7.92          7.4            6.9           6.29           5.71           5.02               4.56
Mod Duration (yrs)              5.64          5.35           5.07          4.71           4.35           3.91               3.62
Window (begin-end) (mths)       63-105        55-102         49-99         42-97          37-94          38-92             38-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.94229%               8.018         8.015          8.013         8.009          8.005          7.998             7.993
--------------------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

COLLATERAL SUMMARY                                              LEHMAN BROTHERS

Collateral statistics for the Initial Loans are listed below as of the CUT-OFF DATE.

                                  INITIAL LOANS

Total Number of Loans                                                   6,726
TOTAL OUTSTANDING LOAN BALANCE                                $124,302,691.64
   BALLOON (% OF TOTAL)                                                  0.00%
   LEVEL PAY (% OF TOTAL)                                              100.00%
AVERAGE LOAN PRINCIPAL BALANCE                                        $18,481
WEIGHTED AVERAGE COUPON                                                 12.97%
WEIGHTED AVERAGE ORIGINAL TERM (MTHS)                                  222.89
RANGE OF ORIGINAL TERMS                                    24 - 60:      1.87%
                                                           61 - 120:    13.09%
                                                          121 - 180:    23.40%
                                                          181 - 240:    32.99%
                                                          241 - 300:    28.65%
WEIGHTED AVERAGE REMAINING TERM (MTHS)                                 220.53
WEIGHTED AVERAGE FICO                                                     635
FICO RANGES                                                Unknown:      2.89%
                                                            * 560:      10.82%
                                                         561 - 580:      7.66%
                                                         581 - 600:      9.98%
                                                          601 - 620:    11.70%
                                                          621 - 640:    13.69%
                                                          641 - 660:    12.53%
                                                           661 - 680:    9.27%
                                                           681 - 700:    6.82%
                                                           701 - 720:    4.59%
                                                              721 +:    10.06%
WEIGHTED AVERAGE CLTV                                                   82.23%
JUNIOR MORTGAGE RATIO                                                   23.30%
LIEN POSITION (FIRST/SECOND/THIRD)                     6.78% / 83.11% / 10.11%

* = Less than.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Collateral statistics for the Initial Loans are listed below as of the CUT-OFF DATE.


                                  INITIAL LOANS

Property Type

        SINGLE FAMILY                                         94.26%
        2-4 FAMILY                                             2.03%
        CONDO                                                  2.06%
        OTHER                                                  1.64%

OCCUPANCY STATUS

        OWNER OCCUPIED                                        98.36%
        INVESTMENT/SECOND HOME                         1.48% / 0.15%

GEOGRAPHIC DISTRIBUTION                                CA:    30.48%
other states account individually for less than       IL:      6.54%
4% of principal balance                               FL:      5.66%
PRODUCT TYPE

       FHA INSURED HOME IMPROVEMENTS                          20.24%
       CONVENTIONAL HOME IMPROVEMENTS                         79.76%
DELINQUENCY

       CURRENT                                                99.52%
       30 - 59 DAYS                                            0.48%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).